
                                                             THE TOLEDO EDISON COMPANY
                                               PRO FORMA BALANCE SHEETS AFTER TRANSFER OF GENERATION


                                                                                  Transfer       PRO FORMA
                                                                 March 31,        of Fossil    BALANCE SHEET
                                                                    2005          and Hydro      31-MAR-05
                                                               --------------    ----------    --------------
                               ASSETS
                                                                                    (In thousands)
UTILITY PLANT:
     In service                                                $    1,857,720    $ (237,145)   $    1,620,575
     Less-Accumulated provision for depreciation                      789,915      (171,469)          618,446
                                                               --------------    ----------    --------------
                                                                    1,067,805       (65,676)        1,002,129
                                                               --------------    ----------    --------------
     Construction work in progress-
         Electric plant                                                66,405        (4,619)           61,786
         Nuclear Fuel                                                  22,634                          22,634
                                                               --------------    ----------    --------------
                                                                       89,039        (4,619)           84,420
                                                               --------------    ----------    --------------
                                                                    1,156,844       (70,295)        1,086,549
                                                               --------------    ----------    --------------
OTHER PROPERTY AND INVESTMENTS:
     Investment in lessor notes                                       178,764                         178,764
     Nuclear plant decommissioning trusts                             305,046                         305,046
     Long-term notes receivable from associated companies              40,002        79,686           119,688
     Other                                                              1,835                           1,835
                                                               --------------    ----------    --------------
                                                                      525,647        79,686           605,333
                                                               --------------    ----------    --------------
CURRENT ASSETS:
     Cash and cash equivalents                                             15                              15
     Receivables-
         Customers                                                      6,443                           6,443
         Associated companies                                          12,180                          12,180
         Other                                                          4,138                           4,138
     Notes receivable from associated companies                       137,266                         137,266
     Materials and supplies, at average cost                           46,769        (6,948)           39,821
     Prepayments and other                                              1,206                           1,206
                                                               --------------    ----------    --------------
                                                                      208,017        (6,948)          201,069
                                                               --------------    ----------    --------------
DEFERRED CHARGES:
     Regulatory assets                                                349,297                         349,297
     Goodwill                                                         504,522                         504,522
     Property taxes                                                    24,100                          24,100
     Other                                                             43,312                          43,312
                                                               --------------    ----------    --------------
                                                                      921,231             -           921,231
                                                               --------------    ----------    --------------
                                                               $    2,811,739    $    2,443    $    2,814,182
                                                               ==============    ==========    ==============
                   CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
     Common stockholder's equity-
         Common stock, $5 par value, authorized 60,000,000
            shares - 39,133,887 shares outstanding             $      195,670    $        -    $      195,670
         Other paid-in capital                                        428,559        22,496           451,055
         Accumulated other comprehensive income                        19,051                         19,051
         Retained earnings                                            189,213                        189,213
                                                               --------------    ----------    --------------
            Total common stockholder's equity                         832,493        22,496           854,989
     Preferred stock not subject to mandatory redemption              126,000                         126,000
     Long-term debt                                                   300,131                         300,131
                                                               --------------    ----------    --------------
                                                                    1,258,624        22,496         1,281,120
                                                               --------------    ----------    --------------
CURRENT LIABILITIES:
     Currently payable long-term debt                                  90,950                          90,950
     Short-term borrowings                                                  -
     Accounts payable-                                                                                      -
         Associated companies                                         116,930                         116,930
         Other                                                          2,299                           2,299
     Notes payable to associated companies                            394,761                         394,761
     Accrued taxes                                                     31,695                          31,695
     Lease market valuation liability                                  24,600                          24,600
     Other                                                             80,005          (124)           79,881
                                                               --------------    ----------    --------------
                                                                      741,240          (124)          741,116
                                                               --------------    ----------    --------------
NONCURRENT LIABILITIES:
     Accumulated deferred income taxes                                221,759       (18,282)          203,477
     Accumulated deferred investment tax credits                       24,562                          24,562
     Retirement benefits                                               39,838                          39,838
     Asset retirement obligation                                      197,564        (1,647)          195,917
     Lease market valuation liability                                 261,850                         261,850
     Other                                                             66,302                          66,302
                                                               --------------    ----------    --------------
                                                                      811,875       (19,929)          791,946
                                                               --------------    ----------    --------------
COMMITMENTS AND CONTINGENCIES (NOTE 3)
                                                               --------------    ----------    --------------
                                                               $    2,811,739    $    2,443    $    2,814,182
                                                               ==============    ==========    ==============

(TABLE BREAK)

                                                                              PRO FORMA
                                                                TRANSFER     BALANCE SHEET
                                                               OF NUCLEAR      31-MAR-05
                                                               ---------------------------
                               ASSETS
                                                                      (In thousands)
UTILITY PLANT:
     In service                                                $ (834,952)   $     785,623
     Less-Accumulated provision for depreciation                 (254,695)         363,751
                                                               ----------    -------------
                                                                 (580,257)         421,872
                                                               ----------    -------------
     Construction work in progress-
         Electric plant                                           (51,321)          10,465
         Nuclear Fuel                                             (22,634)               -
                                                               ----------    -------------
                                                                  (73,955)          10,465
                                                               ----------    -------------
                                                                 (654,212)         432,337
                                                               ----------    -------------
OTHER PROPERTY AND INVESTMENTS:
     Investment in lessor notes                                                    178,764
     Nuclear plant decommissioning trusts                        (255,657)          49,389
     Long-term notes receivable from associated companies         340,581          460,269
     Other                                                                           1,835
                                                               ----------    -------------
                                                                   84,924          690,257
                                                               ----------    -------------
CURRENT ASSETS:
     Cash and cash equivalents                                                          15
     Receivables-
         Customers                                                                   6,443
         Associated companies                                                       12,180
         Other                                                                       4,138
     Notes receivable from associated companies                                    137,266
     Materials and supplies, at average cost                      (39,821)               -
     Prepayments and other                                                           1,206
                                                               ----------    -------------
                                                                  (39,821)         161,248
                                                               ----------    -------------
DEFERRED CHARGES:
     Regulatory assets                                                             349,297
     Goodwill                                                                      504,522
     Property taxes                                                                 24,100
     Other                                                                          43,312
                                                               ----------    -------------
                                                                        -          921,231
                                                               ----------    -------------
                                                               $ (609,109)     $ 2,205,073
                                                               ==========    =============
                   CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
     Common stockholder's equity-
         Common stock, $5 par value, authorized 60,000,000
            shares - 39,133,887 shares outstanding             $        -    $     195,670
         Other paid-in capital                                                     451,055
         Accumulated other comprehensive income                                     19,051
         Retained earnings                                                         189,213
                                                               ----------    -------------
            Total common stockholder's equity                           -          854,989
     Preferred stock not subject to mandatory redemption                           126,000
     Long-term debt                                                                300,131
                                                               ----------    -------------
                                                                        -        1,281,120
                                                               ----------    -------------
CURRENT LIABILITIES:
     Currently payable long-term debt                                               90,950
     Short-term borrowings
     Accounts payable-                                                                   -
         Associated companies                                     (30,105)          86,825
         Other                                                                       2,299
     Notes payable to associated companies                       (250,000)         144,761
     Accrued taxes                                                                  31,695
     Lease market valuation liability                                               24,600
     Other                                                         (5,807)          74,074
                                                               ----------    -------------
                                                                 (285,912)         455,204
                                                               ----------    -------------
NONCURRENT LIABILITIES:
     Accumulated deferred income taxes                           (152,206)          51,271
     Accumulated deferred investment tax credits                                    24,562
     Retirement benefits                                                            39,838
     Asset retirement obligation                                 (169,737)          26,180
     Lease market valuation liability                                              261,850
     Other                                                         (1,254)          65,048
                                                               ----------    -------------
                                                                 (323,197)         468,749
                                                               ----------    -------------
COMMITMENTS AND CONTINGENCIES (NOTE 3)
                                                               ----------    -------------
                                                               $ (609,109)   $   2,205,073
                                                               ==========    =============

                                 Toledo Edison
                                     Fosil
                                    03-31-05

------------------------------------------------------
SALES PRICE
Fossil - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
------------------------------------------------------

                                                Debit            Credit
                                             --------------------------
Fossil - Plant in Service                                       237,145
Accumulated Depreciaton                        171,469

CWIP - Steam                                                      4,619


Cash
Notes Rec. - Assoc. Co.                         10,585

M&S                                                               6,948

Paid-in Capital                                                  22,496

Notes Rec. Assoc Co. - PCN Assumption           69,101

A/P - Assoc. Co.

Accrued Interest                                   124

Other Current Liabilities

Deferred Taxes - Estimated                      18,282

ARO - LBR                                        1,647

Other Noncurrent Liabilities

                                             --------------------------
                                               271,208          271,208
                                             ==========================

SUBSEQUENT TO TRANSFER
----------------------

PCN Debt Fossil - LT                            34,251
PCN Debt Fossil - ST                            34,850
Notes  Rec. Assoc Co.  - PCN Assumption                          69,101


                                 Toledo Edison
                                     Fosil
                                    03-31-05

------------------------------------------------------
SALES PRICE
Fossil - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
------------------------------------------------------

                                                Debit            Credit
                                             --------------------------
Nuclear - Plant in Service                                      674,380
Accumulated Depreciation                       144,358

Nuclear Fuel  In Service                                        160,572
Accumulated Amortization                       110,337

Nuclear - CWIP                                                   51,321
CWIP - Nuclear Fuel                                              22,634

NDT Assets                                                      255,657

Cash
Notes Rec. - Assoc. Co.                         56,981

M&S - Nuclear                                                    39,821

Notes  Rec. Assoc Co.  - PCN Assumption        283,600

A/P - Assoc. Co.                                30,105

Accrued Interest                                 3,474

Other Current Liabilities                        2,333

Deferred Taxes - Estimated                     152,206

NDT Liabilities                                169,737

Notes Payable - Assoc. Co.                     250,000

Other Noncurrent Liabilities                     1,254

                                             --------------------------
                                             1,204,385        1,204,385
                                             ==========================

SUBSEQUENT TO TRANSFER
----------------------

PCN Debt Fossil - LT                           227,500
PCN Debt Fossil - ST                            56,100
Notes  Rec. Assoc Co.  - PCN Assumption                         283,600
